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                                                                   Exhibit 10.18

                               EIGHTH AMENDMENT TO
                      WAREHOUSE LOAN AND SECURITY AGREEMENT

         This Eighth Amendment to Warehouse Loan and Security Agreement, dated as of October 24, 2003 (this "Amendment"), is by and among Financial Pacific Funding, LLC ("Borrower"), Financial Pacific Leasing, LLC, ("Servicer"), Financial Pacific Company ("Parent"), solely for purposes of Section 2(b), Wells Fargo Bank Minnesota, National Association (as successor to Norwest Bank Minnesota, National Association), as collateral agent (in such capacity, "Collateral Agent") and as standby servicer (in such capacity, "Standby Servicer"), YC SUSI Trust (as assignee of Receivables Capital Corporation) ("YC SUSI Trust"), the financial institutions party hereto, as parallel lenders ("Parallel Lenders"), and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as administrative agent and bank agent (the "Administrative Agent").

                                   BACKGROUND

         1. Borrower, Servicer, Parent, Collateral Agent, Standby Servicer, YC SUSI Trust, the Parallel Lenders and the Administrative Agent are parties to that certain Warehouse Loan and Security Agreement, dated as of December 30, 1998 (as heretofore amended, the "Warehouse Agreement").

         2. The parties hereto desire to amend the Warehouse Agreement in certain respects as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Warehouse Agreement, as amended hereby.

         SECTION 2. Amendments. (a) The definition of "Standby Servicer" set forth in Section 1.1 of the Warehouse Agreement is hereby amended by deleting the phrase "pursuant to the terms of the Servicing Assumption Agreement" where it appears therein.

         (b) Section 2.14 (a) of the Warehouse Agreement is hereby amended by deleting the date "October 27, 2003" where it appears therein and substituting therefor the date "October 25, 2004".

         (c) Section 8.4 of the Warehouse Agreement is hereby amended by deleting the phrase "and the Servicing Assumption Agreement, if applicable" where it appears in the third sentence thereof.

         (d) Section 10.4(a) of the Warehouse Agreement is hereby amended by deleting the phrase "pursuant to the Servicing Assumption Agreement" where it appears in the second sentence thereof.

                                                             EIGHTH AMENDMENT TO
                                           WAREHOUSE LOAN AND SECURITY AGREEMENT

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         SECTION 3. Representations and Warranties. Borrower and Servicer hereby represent and warrant that (i) after giving effect to this Amendment, the representations and warranties contained in Section 7.1 of the Warehouse Agreement and Section 8.1 of the Warehouse Agreement, respectively, are true and correct on and as of the date hereof as though made on and as of such date, and shall have been deemed to have been made on and as of such date, and (ii) no event has occurred and is continuing, or would result from this Amendment, that constitutes a Default or Event of Default.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date hereof, subject to the satisfaction of the following conditions precedent:

         (a)      Each of the Notice Parties shall have received:

                  (i) This Amendment, duly executed by each of the parties hereto;

                  (ii) A copy of the board of managers or directors, managers or member consents of each Borrower Party, as applicable, approving this Amendment, certified by its Secretary or Chief Financial Officer;

                  (iii) Good standing certificates for each Borrower Party issued by the Secretaries of State of each State where each such Borrower Party is organized or has its principal place of business;

                  (iv) A certificate of the Secretary or Chief Financial Officer, as applicable, of each Borrower Party certifying (A) the names and true signatures of the officers authorized on its behalf to sign this Amendment and (B) that the limited liability company agreement of such Borrowing Party has not been modified or amended since December 30, 1998;

                  (v) Constituent documents of each Borrower Party, duly certified by the Secretary of State of the State in which each such Borrower Party is organized, as of a recent date acceptable to the Notice Parties;

                  (vi) A favorable opinion of counsel for the Borrower Parties as to the enforceability, due execution and authorization of this Amendment and as to such other matters as any Notice Party shall have reasonably requested; and

                  (vii) A replacement Premium Letter shall have been executed reflecting any change in the MBIA Premium.

         (b) Financial Pacific shall have paid any and all fees due to the Agent or the Surety Provider in connection with the execution of this Amendment.

         SECTION 5. Miscellaneous. The Warehouse Agreement, as amended hereby, remains in full force and effect. Any reference to the Warehouse Agreement from and after the date hereof shall be deemed to refer to the Warehouse Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall

                                                             EIGHTH AMENDMENT TO
                                       2   WAREHOUSE LOAN AND SECURITY AGREEMENT


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be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of Laws principles thereof (other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

                                                             EIGHTH AMENDMENT TO
                                       3   WAREHOUSE LOAN AND SECURITY AGREEMENT


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         FINANCIAL PACIFIC FUNDING, LLC

                                         By: /s/ Peter A. Davis
                                             -----------------------------------
                                         Name Printed: Peter A. Davis
                                         Title: Manager

                                         FINANCIAL PACIFIC LEASING, LLC

                                         By: /s/ Peter A. Davis
                                             -----------------------------------
                                         Name Printed: Peter A. Davis
                                         Title: Chief Financial Officer

                                         FINANCIAL PACIFIC COMPANY, solely for
                                         purposes of Section 2(b)

                                         By: /s/ Peter A. Davis
                                             -----------------------------------
                                         Name Printed: Peter A. Davis
                                         Title: Chief Financial Officer

                                                             EIGHTH AMENDMENT TO
                                      S-1  WAREHOUSE LOAN AND SECURITY AGREEMENT


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                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION (as successor to Norwest
                                         Bank Minnesota, National Association),
                                         as Collateral Agent and Standby
                                         Servicer

                                         By: /s/ Cheryl Zimmerman
                                             -----------------------------------
                                         Name Printed: Cheryl Zimmerman
                                         Title: Corporate Trust Officer

                                                             EIGHTH AMENDMENT TO
                                      S-2  WAREHOUSE LOAN AND SECURITY AGREEMENT


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                                         YC SUSI TRUST, as Lender

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Principal

                                                             EIGHTH AMENDMENT TO
                                      S-3  WAREHOUSE LOAN AND SECURITY AGREEMENT



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                                         BANK OF AMERICA, N.A., (as successor to
                                         Bank of America National Trust and
                                         Savings Association) as Administrative
                                         Agent and as Bank Agent

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Principal

                                         BANK OF AMERICA, N.A., as a Parallel
                                         Lender

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Principal

                                                             EIGHTH AMENDMENT TO
                                      S-4  WAREHOUSE LOAN AND SECURITY AGREEMENT



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ACKNOWLEDGED AND AGREED:                 MBIA INSURANCE CORPORATION

                                         By: /s/ Andrew P. Laterza
                                             -----------------------------------
                                         Name Printed: Andrew P. Laterza
                                         Title: Vice President

                                                             EIGHTH AMENDMENT TO
                                      S-5  WAREHOUSE LOAN AND SECURITY AGREEMENT